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                    EXHIBITS FOR S-1 REGISTRATION STATEMENT
                      OF METRO INFORMATION SERVICES, INC.


EXHIBIT 23.2 CONSENT OF CLARK & STANT, P.C., A VIRGINIA PROFESSIONAL CORPORATION (INCLUDED IN EXHIBIT 5.1).